UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 3, 2011
(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

KS	1-3368	44-0236370
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

602 S. Joplin Avenue, Joplin, Missouri		64801
(Address of principal executive offices)		(Zip Code)

(417) 625-5100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 3, 2011, The Empire District Electric Company (the “Company”) issued a press release announcing the Company’s earnings for the fourth quarter of 2010 and for the twelve month period ended December 31, 2010. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2011, the Company announced that William L. Gipson will retire on May 31, 2011 as President and Chief Executive Officer of the Company. Effective February 4, 2011, Bradley P. Beecher, who was previously Executive Vice President and Chief Operating Officer - Electric, will be appointed Executive Vice President. Effective June 1, 2011, Mr. Beecher will become President and Chief Executive Officer. Effective February 4, 2011, Kelly S. Walters will replace Mr. Beecher as Vice President and Chief Operating Officer – Electric.

Additional information about Mr. Beecher’s and Ms. Walter’s background and experience is contained in the Company’s press release filed as Exhibit 99.2 to this Report, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired:
None

(b) Pro forma financial information:
None

(c) Shell company transactions:
None

(d) Exhibits:

99.1 Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated February 3, 2011 entitled “The Empire District Electric Company Earnings Report and Declaration of Dividends”.

99.2 Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated February 3, 2011 entitled “The Empire District Electric Company Announces Management Changes”.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
Name: Gregory A. Knapp
Title: Vice President – Finance and Chief
Financial Officer

Dated: February 3, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated February 3, 2011 entitled “The Empire District Electric Company Earnings Report and Declaration of Dividends”.

99.2	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated February 3, 2011 entitled “The Empire District Electric Company Announces Management Changes”.